UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 25, 2006

JOHNSON & JOHNSON (Exact Name of Registrant as Specified in Its Charter)
NEW JERSEY (State or Other Jurisdiction of Incorporation)
001-03215 (Commission File Number)	22-1024240 (IRS Employer Identification No.)
One Johnson & Johnson Plaza New Brunswick, New Jersey (Address of Principal Executive Offices)	08933 (Zip Code)
(732) 524-0400 (Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02  Termination of a Material Definitive Agreement

On January 25, 2006, the Amended and Restated Agreement and Plan of Merger, dated as of November 14, 2005, among Johnson & Johnson, Shelby Merger Sub, Inc. and Guidant Corporation (“Guidant”) as amended by Amendment No. 1, dated as of January 11, 2006, and Amendment No. 2, dated as of January 13, 2006, was terminated in accordance with its terms by Guidant in order for Guidant to enter into a merger agreement with Boston Scientific Corporation.

Johnson & Johnson issued a press release on January 25, 2006, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Exhibit No.	Description

99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON & JOHNSON
Dated: January 25, 2006	By:	/s/ Michael Ullmann
Name: Michael Ullmann Title: Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release